                                                                  EXHIBIT 10.30


THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY NOT BE SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE WARRANT OR SUCH SHARES UNLESS THE HOLDER HEREOF CAN DEMONSTRATE THAT SUCH TRANSFER MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION.


Name and Address of Holder:             Number of Shares Purchasable: 148,000

Capitol Bay Securities                  Date: January 30, 1998
2424 Professional Drive
Roseville, CA 95661                     Expires January 30, 2003


                         COMMON STOCK PURCHASE WARRANT

                              LEGACY BRANDS, INC.

     For good and valuable consideration, the receipt and adequacy of which are duly acknowledged, Legacy Brands, Inc., a California corporation (the "Issuer") hereby grants to the person or persons designated above as the "Holder" a warrant (the "Warrant") to purchase from the Issuer that number of shares of fully paid and non-assessable of Common Stock of the Issuer (the "Warrant Shares") as is set forth above at a price of $7.50 per share (the "Purchase Price"), subject to certain adjustments as provided herein.

1.  METHOD OF EXERCISE.

     1.1 GENERAL. The Holder may exercise this Warrant in full or in part, beginning on the first anniversary date of this Warrant and at any time thereafter before the time and date set forth above by surrendering this Warrant, together with a duly executed notice of exercise in the form attached to this Warrant, to the Issuer at the Issuer's principal address accompanied by payment, in cash or by bank check payable to the order of the Issuer, in the amount of the Purchase Price. The Holder shall be treated for all purposes as the holder of such shares of record as of the close of business on the date that the Holder completes all steps necessary to exercise this Warrant and the Issuer receives the documents described above. If this Warrant is exercised in part, the Holder shall surrender this Warrant in the manner and at the place above. Upon any such partial exercise, the Issuer, at its expense, will issue and deliver to the Holder a new warrant containing the same expiration date and provisions as this Warrant, for the number of shares not yet purchased. If there is more than one Holder, the shares of Common Stock shall be issued in the name of all Holders unless the Issuer receives a notification, signed by all Holders, that the shares are to be issued in a different name or in the name of one Holder alone.

     1.2 If at any time prior to the Expiration Date, the Issuer shall be engaged in an offering of its securities, including any time determined, in good faith by the Issuer or its underwriter, to be "quiet periods" during which its securities may not be offered for sale or sold, or if at any other time or for any reason the Issuer or its underwriter shall, in good faith, determine that this Warrant may not be exercised (the period during which such inability to exercise shall exist shall be referred to as the "Offering Period," which Offering Period may not in each instance exceed a period of 90 days, it being recognized that such an Offering Period may both precede and follow an offering of the securities of the Issuer, with each such period being a separate Offering Period for the purpose of this provision), the Expiration Date shall be extended by the same number of days as the Offering Period.

     1.3 ALTERNATIVE FORMS OF PAYMENT. The Issuer, at its sole discretion, may allow the Holder to exercise this Warrant by the surrender of shares of the Issuer's stock owned by the Holder with a value, as determined by the Issuer, equal to the Purchase Price, provided that if the Holder is subject to short-swing profit liability under Section 16 of the Securities Exchange Act, the timing of the exercise must satisfy the requirements of Rule 16b-3 of the Securities and Exchange Commission.

     1.4 DELIVERY OF STOCK CERTIFICATES UPON EXERCISE. As soon as practicable after the exercise of this Warrant, and in any event within 30 days thereafter, the Issuer, at its expense, will cause to be issued in the name of the Holder a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock which the Holder has purchased. In lieu of any fractional share to which the Holder would otherwise be entitled, the Issuer may pay the Holder cash equal to such fraction multiplied by the then current fair market value of one full share of Common Stock, together with any other stock or other securities or property (including cash, where applicable) to which the Holder is entitled upon such exercise.

     1.5 WHEN EXERCISABLE. The Holder may exercise this Warrant at any time beginning as of the first anniversary date of this Warrant until January 30, 2003 at 5:00 p.m. Pacific Time (the "Expiration Date").

2.  STOCK DIVIDENDS, STOCK SPLITS, COMBINATIONS.

     2.1 GENERAL. If the Issuer pays a dividend in the form of Common Stock or effects a split or subdivision of the outstanding shares of Common Stock without payment of any consideration by such holders of the Common Stock, then, as of the date of such dividend distribution, split or subdivision, the Purchase Price shall be proportionately decreased and the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to the increase in the shares of Common Stock outstanding. If the number of shares of Common Stock outstanding is decreased by a reverse stock split or other combination of the outstanding shares of Common Stock without the payment of consideration to the holders of those shares, then, following the effective date of the reverse stock split or combination, the Purchase Price shall be proportionately increased and the number of shares of Common Stock issuable on exercise of this Warrant decreased in proportion to the decrease in the number of shares of Common Stock outstanding. The Issuer shall promptly deliver to the Holder a notice stating any adjustment under this Warrant in the Purchase Price and the number of shares of Common Stock which may be purchased upon exercise of this Warrant, accompanied by a brief statement of the facts requiring that adjustment.

     2.2 EXEMPTED REVERSE STOCK SPLIT. Notwithstanding anything to the contrary in Section 2.1, if there is a reverse stock split of the Common Stock prior to the completion of the Issuer's initial public offering of Common Stock, the number of shares purchasable upon exercise of this Warrant and the exercise price shall not be adjusted as a result of that reverse stock split.

3. SUBJECT TO WARRANT PURCHASE AGREEMENT. Additional rights, obligations and restrictions of the Holder with respect to the Warrant and the Warrant Shares are set forth in a Warrant Purchase Agreement, dated as of November 27, 1997, between the Issuer and the initial Holder of this Warrant (the "Warrant Purchase Agreement"). Upon acceptance of this Warrant, the Holder hereby agrees to be bound by the terms and conditions of the Warrant Purchase Agreement.

4. RESTRICTED SECURITIES. Except to the extent that the Warrant Shares may be registered under the Act pursuant to the terms of the Warrant Purchase Agreement, each certificate evidencing the Warrant Shares shall bear the following legend:

     THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SHARES MAY NOT BE SOLD, TRANSFERRED HYPOTHECATED OR OTHERWISE TRANSFERRED IN ANY WAY IN THE ABSENCE OF
     A REGISTRATION STATEMENT UNLESS THE HOLDER CAN DEMONSTRATE THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE ACT.

     THESE SHARES WERE INITIALLY PURCHASED PURSUANT TO THE TERMS OF A WARRANT PURCHASE AGREEMENT, DATED AS OF NOVEMBER 27, 1997, AND ARE SUBJECT TO CERTAIN LIMITATIONS ON RESALE PURSUANT TO THE TERMS OF THAT AGREEMENT. A COPY OF THAT AGREEMENT MAY BE OBTAINED, WITHOUT CHARGE, FROM THE SECRETARY OF THE CORPORATION AT THE CORPORATION'S PRINCIPAL EXECUTIVE OFFICES. ALL TRANSFERS IN VIOLATION OF THESE SALE RESTRICTIONS SHALL BE VOID.

5. SHAREHOLDER RIGHTS. The Issuer shall deliver to the Holder all information which the Issuer delivers to its shareholder generally, including but not limited to annual and quarterly reports, proxy and information statements and notices of shareholders meetings. Except with regard to the right to receive information as provided herein, the Holder shall not be entitled to any other rights as a shareholder of the Issuer until such time, and to the extent, that the Holder exercises this Warrant and purchases the Warrant Shares.

6. ASSIGNMENT. Subject to any restrictions which may be imposed on the assignment of this Warrant under applicable securities laws, the Holder may assign this Warrant or any portion thereof upon the execution and delivery to the Issuer of a Warrant Assignment Form, substantially in the form attached to this Warrant, together with this Warrant. Upon receipt of this Warrant and the form of assignment, the Issuer shall issue to the assignee or assignees a Warrant or Warrants.

7. MISCELLANEOUS. This Warrant may not be amended, or any right hereunder waived, except by an instrument in writing signed by both the Issuer and the Holder. This Warrant is being delivered in California and shall be construed and enforced in accordance with and governed by the laws of that State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.



                                      LEGACY BRANDS, INC.


                                      /s/ THOMAS E. KEES
                                      ----------------------------------
                                      Thomas E. Kees, President


                                      /s/ CRAIG C. CONNERTY
                                      ----------------------------------
                                      Craig C. Connerty, Secretary

                            FORM OF WARRANT EXERCISE


Date: _____________, ____.


Legacy Brand, Inc.
2424 Professional Drive, Suite A
Roseville, CA 95661
Attn: Secretary


Dear Sir or Madam:

     I, ______________________, on this _______ day of ________________, 19__
hereby irrevocably exercise this Warrant for and purchase _________ of the number of shares of Common Stock of Legacy Brands, Inc. purchasable with this Warrant at a price of $_________ per share, per the rights afforded me under my Common Stock Purchase Warrant dated January 30, 1998. Enclosed is my payment of $_________ representing payment in full for the shares referred to above. Please deliver certificates representing the shares purchased hereby to the address set forth below:

                                          ______________________________________
                                                  (Signature of Holder)


                                          ______________________________________
                                                     (Street Address)



                                          ______________________________________
                                                  (City, State, Zip Code)

                                   ASSIGNMENT


Date: _____________, _____.


Legacy Brands, Inc.
2424 Professional Drive, Suite A
Roseville, CA 95661
Attn: Secretary


Dear Sir or Madam:

     For consideration received, I hereby assign and transfer to the person whose name and address appears below my right to purchase __________ shares of the Common Stock of Legacy Brands, Inc. (the "corporation") pursuant to the enclosed warrant and hereby appoint __________________________________ as my attorney, with full power of substitution, to effect the transfer of the aforementioned warrant of the books of the corporation.


Name and Address of Transferee:

___________________________________      __________________________________
                                         (Signature of Holder)

___________________________________


___________________________________      __________________________________
                                         (Printed Name of Holder)

___________________________________